UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 12, 2017

WESTELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois		60504
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (630) 898-2500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Annual Meeting of Stockholders (the “Annual Meeting”) of Westell Technologies, Inc. (the “Company“) was held on September 12, 2017. At the Annual Meeting, the stockholders voted on the following five proposals and cast their votes as described below.
Proposal 1-Election of Directors:
Each person duly elected at the Annual Meeting to serve as a director until the Company’s 2018 Annual Meeting of Stockholders received the number of votes indicated beside his name below.

Nominee	For	Withheld	Broker Non-Vote
Matthew B. Brady	17,086,150	1,760,930	4,936,234
Kirk R. Brannock	17,122,554	1,724,526	4,936,234
Robert W. Foskett	15,674,174	3,172,906	4,936,234
Dennis O. Harris	16,804,924	2,042,156	4,936,234
Robert C. Penny III	15,625,174	3,221,906	4,936,234
Cary B. Wood	17,185,282	1,661,798	4,936,234
Mark A. Zorko	17,042,379	1,804,701	4,936,234

Proposal 2-Ratification of the appointment of Grant Thornton LLP, independent auditors, as auditors for the fiscal year ending March 31, 2018. This proposal was approved.

	For	Against	Abstain
Appointment of independent auditors	23,440,665	284,775	57,874

Proposal 3-Advisory Vote to approve Executive Compensation, as described in the proxy materials. This proposal was approved.

	For	Against	Abstain	Broker Non-Vote
Advisory Vote to approve Executive Compensation	17,068,474	1,701,435	77,171	4,936,234

Proposal 4-Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation, as described in the proxy materials. “1 year” was approved.

	1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
Advisory Vote on the Frequency of Holding an Advisory Vote on Executive Compensation	18,092,119	17,071	615,933	121,957	4,936,234
In accordance with the voting results on this item, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year until the next stockholder vote on frequency of stockholder votes on the compensation of executives. The next required vote on the frequency will be in six years.
Proposal 5 - Stockholder proposal regarding equal Stockholder voting, as described in the proxy material. This proposal was not approved.

	For	Against	Abstain	Broker Non-Vote
Stockholder proposal regarding equal Stockholder voting	4,307,913	14,521,878	17,289	4,936,234

Item 8.01.	OTHER EVENTS
On September 12, 2017, the Board of Directors of the Company appointed Kirk R. Brannock to serve as Chairman of the Board. Mr. Brannock replaces Dennis O. Harris, who served as Chairman since September 2016 and will continue to serve as a director.

On September 12, 2017, the Company's Board of Directors revised the director compensation. A summary of the director compensation is attached hereto as Exhibit 10.1.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

10.1	Summary of Director Compensation
99.1	Press release dated September 15, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date:	September 15, 2017	By:	/s/ Thomas P. Minichiello
Thomas P. Minichiello
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

10.1	Summary of Director Compensation
99.1	Press release dated September 15, 2017